SEMIANNUAL REPORT
                                 MARCH 31, 1998

                                   Fiduciary
                                 Capital Growth
                                   Fund, Inc.

                                   A NO-LOAD
                                  MUTUAL FUND

                                   Fiduciary
                                 Capital Growth
                                   Fund, Inc.
                                                                     May 5, 1998
Dear Fellow Shareholder:

  Fiduciary Capital Growth Fund rose 6.4% during the March quarter, bringing 1 year, 5 year and 10 year returns to 38.1%, 17.8% and 14.5%, respectively. The first quarter market increase continued to be driven by large-cap stocks, even as more and more companies announced disappointing earnings or cautioned analysts that a slowdown was occurring. Akin to the little boy who cried "Wolf," we have, for several quarters, argued that the ability of companies with modest revenue growth to expand margins was near an end; that the accounting "rabbits" were pretty much "out of the hat;" and that earnings growth would slow to the rate of sales gain, or less, as cost pressures impinged on margins.

  Perhaps the wolf has arrived. S&P fourth quarter "reported" earnings declined 7.6% with full year reported earnings rising only 2.9%. We look at reported earnings after the "one-time charges" because we are skeptical about corporate America's propensity to write-off against retained earnings items that should be expensed through the income statement. Those more willing to look at earnings before "one-time charges" saw operating earnings rise about 8%. As we moved into 1998, the consensus among forecasts by the 25 largest securities firms was a 10.4% first quarter earnings gain. As the quarter progressed, however, the estimates came down, and at this writing, it appears as though the first quarter earnings will be flat at best.

  S&P 500 reported quarterly earnings for 1997 as follows:

       PERIOD                EARNINGS PER SHARE    CHANGE FROM PRIOR YEAR
   ----------------          ------------------    ----------------------
   1st Quarter 1997                $10.06                  +12.8%
   2nd Quarter 1997                $10.73                   +6.8%
   3rd Quarter 1997                $10.00                   +0.9%
   4th Quarter 1997                 $9.10                   -7.6%

  Many investors have decided to view this as a temporary slowdown, related to the turmoil in the Far East, and have concluded that earnings will improve in the second half of the year. Perhaps. Asian Flu is certainly a contributing factor, but we feel we are late in the economic and earnings cycle and normal cyclical factors are working to slow earnings growth.

  We continue to focus our efforts on finding companies that represent good relative value, based both upon fundamental outlook, where your portfolio companies should increase earnings this year at least twice as much as the S&P (in fact, against the S&P 500's flat first quarter earnings, our companies should experience an earnings increase of roughly 12%); and upon valuations, where our median portfolio price/earnings ratio is about 17 times this year's expected earnings, versus the S&P, which is selling at about 24 times expected earnings. However, there are some values available in the market, and we have discussed several below:

  ARROW ELECTRONICS, INC. -- A cyclical slowing of the electronics industry in the last 18 months has taken its toll on many technology stocks, including Arrow, a distributor of electronic components. One industry analyst has tallied over 60 earnings warnings from technology companies over the past month and, given the continued fallout from Asia, more disappointments are expected. With the near term looking weak, why would we want to make a major commitment to this stock? The answer is twofold. First, the valuation is compelling. In the ten years we have followed Arrow, there was just one other time the stock was such a bargain. Like today, it was a period of lackluster earnings growth due to excess semiconductor capacity and weakening demand. Also like today, investors were worried and the stock had few sponsors. Yet the stock soared eight-fold coming out of that period! While we don't expect that kind of move over the next few years, we think the upside potential is great. The second part of the answer reiterates our comments from last fall, when we first wrote up the stock. Electronics is a growth industry and the distribution companies are the best way to capture this secular trend without taking a "bet the farm" type of risk on leading edge technology. Manufacturers are increasing their dependence on the lower cost Arrow distribution model. The near term sentiment affords investors the chance to buy the number one distributor in the US, Europe and Asia for 12 times 1998 earnings.

  BLACK BOX CORP. -- Despite its name, Black Box is not a mysterious or complicated company. It is the world's leading direct marketer of communications, networking and connectivity equipment as well as the technical support consulting related to these products. The Company mailed nearly 4 million catalogs in 11 languages last year, targeting resellers and corporate technology users. Black Box has grown revenues at 14% over the past ten years and has achieved 20% or more operating margins every year but the recession year 1991, when it earned 18%. The Company should be able to continue this remarkable performance because it addresses the repair, replacement, and upgrade niche of the market rather than the highly competitive original equipment market. It also offers unparalleled customer service by a highly trained engineering staff that mans the phones day and night. A typical order might come from a network administrator who is adding six new employees to a remote site and needs connector cable, interface cards and perhaps a LAN switch. Unique conditions might also require consulting from a Black Box technician, whose advice is "free." The slightly higher price to cover the higher cost of service is not a large factor in the purchase decision, because the dollar difference is small on an average order of $700; the customer is also willing to pay for same or next day delivery. The stock trades at 16 times next 12-months earnings, or roughly a 30% discount to the market.

  NOBLE AFFILIATES, INC. -- Noble is a leading independent energy company operating in the major basins of the US as well as Argentina, China, Ecuador, Equatorial New Guinea and the North Sea. Despite the fact that Noble is not a household name, it has over $1 billion in sales and has consistently grown its production and cash flow, more than doubling both over the past five years despite the volatility in commodity prices. Approximately 70% of the production is natural gas, with the remainder oil. We are optimistic about natural gas over the next several years due to strong secular demand, declining deliverability and a return to normal weather patterns. Noble has supplemented good internal growth with solid, strategically sound acquisitions. Management's track record is excellent. With Wall Street focused on sexier names and increased volatility in the price of oil, the entire exploration and production sector has under-performed in recent years. Noble's strong balance sheet, reserve base and outlook over the next few years is not reflected in the price of the stock, which trades at a steep discount to asset value and just five times cash flow.

  CONSOLIDATED STORES CORP. -- The marriage of your MacFrugal's position into Consolidated Stores in January solidified the Company's position as the number one retailer of closeout merchandise in the United States. Consolidated, through K-B Toys and other toy outlet stores, is also the number two toy retailer behind Toys-R-Us. The closeout industry is very large, yet highly fragmented. The added buying power of the MacFrugal's operation makes the Company a powerful, even dominant player in the industry. MacFrugal's largely California-based stores complement Consolidated's strong presence in the Midwest. This combination should drive both cost savings and growth, after a period of adjustment. The toy division has experienced rapid growth in recent years due to both acquisitions and internal factors. With about 30% of K-B Toys' mix in closeout, it differentiates the Company and provides better than average margins. The Company has a strong balance sheet and an excellent, proven management. We expect earnings to accelerate next year and remain strong for some time due to growth in new stores, same-store-sales and the leveraging of SG&A expenses. At less than 17 times next year's earnings, and 25-30% growth in 1998-99, the stock is attractive.

  Thank you for your continuing confidence in Fiduciary Capital Growth Fund, Inc.

Sincerely,

/s/ Ted D. Kellner                       /s/ Donald S. Wilson

Ted D. Kellner, C.F.A.                  Donald S. Wilson, C.F.A.
President                               Vice President
             225 E. Mason St. o Milwaukee, WI  53202 o 414-226-4555

Fiduciary Capital Growth Fund, Inc.
STATEMENT OF NET ASSETS
March 31, 1998 (Unaudited)

SHARES OR                                                QUOTED
PRINCIPAL                                                MARKET
AMOUNT                                       COST        VALUE
------                                      ------       ------
LONG-TERM INVESTMENTS -- 96.2% (A)<F2>
COMMON STOCKS -- 94.3% (A)<F2>

          BANKS/SAVINGS & LOANS -- 2.2%
 22,000   Associated Banc-Corp.            $ 895,297  $ 1,186,636

          CHEMICAL/SPECIALTY MATERIALS -- 9.3%
 22,000   Cambrex Corporation              1,055,624    1,108,250
 10,000   H.B. Fuller Co.                    516,250      598,750
 37,000   Minerals
            Technologies Inc.              1,385,534    1,863,875
 23,000   OM Group, Inc.                     605,360      968,875
 15,000   Sigma-Aldrich Corp.                495,000      558,750
                                          ----------    ---------
                                           4,057,768    5,098,500

          CONSUMER PRODUCTS-NON-DURABLE -- 2.6%
 60,000   Jostens, Inc.                    1,241,986    1,440,000

          CONSUMER SERVICES -- 1.4%
  2,100   Grey Advertising Inc.              466,200      779,100

          DISTRIBUTION -- 9.2%
 58,000   Arrow Electronics, Inc.*<F1>     1,321,914    1,569,654
 34,500   Black Box Corp.*<F1>               950,100    1,272,187
 82,000   Pioneer-Standard
            Electronics, Inc.              1,270,301    1,004,500
 50,000   Viking Office Products, Inc.*<F1>1,089,295    1,162,500
                                          ----------    ---------
                                           4,631,610    5,008,841
          ELECTRONICS -- 6.3%
 63,400   Berg Electronics Corp.*<F1>      1,207,351    1,628,619
 39,400   Fluke Corp.                        817,970      940,675
 58,500   Methode Electronics,
             Inc.                            905,250      873,873
                                          ----------    ---------
                                           2,930,571    3,443,167
          ENERGY/ENERGY SERVICES -- 10.1%
 59,600   Burlington Resources Inc.        2,422,718    2,857,105
 35,500   Noble Affiliates, Inc.           1,445,021    1,477,687
 36,100   Pogo Producing
            Company                        1,093,727    1,146,175
                                          ----------    ---------
                                           4,961,466    5,480,967

          HEALTH INDUSTRIES -- 8.1%
 55,000   Covance Inc.*<F1>                  919,535    1,350,965
 60,000   Dentsply
           International Inc.              1,042,500    1,871,280
 46,000   Sybron
            International Corp.*<F1>         279,923    1,201,750
                                          ----------    ---------
                                           2,241,958    4,423,995
          INSURANCE -- 3.9%
 48,000   Old Republic
            International Corp.              760,194    2,127,024

          MEDIA/COMMUNICATION -- 2.2%
 28,000   Cox Communications, Inc.*<F1>      559,237    1,176,000

          MISCELLANEOUS - FINANCE -- 3.8%
 12,500   Delphi Financial
            Group, Inc.*<F1>                 534,637      665,625
 22,000   Fannie Mae                         277,495    1,391,500
                                         -----------   ----------
                                             812,132    2,057,125
          MISCELLANEOUS -
            TECHNOLOGY MANUFACTURING -- 9.4%
 51,600   Bell & Howell
            Holdings Co.*<F1>              1,535,250    1,415,801
 34,000   W. H. Brady Co.                    778,907    1,139,000
 61,700   Raychem Corp.                    1,701,972    2,564,437
                                         -----------   ----------
                                           4,016,129    5,119,238
          PAPER/PACKAGING -- 4.8%
 21,800   Liqui-Box Corp.                    461,900    1,002,800
 71,000   Wausau-Mosinee
            Paper Corp.                    1,373,568    1,637,473
                                         -----------   ----------
                                           1,835,468    2,640,273
          PRINTING/PUBLISHING/FORMS -- 4.8%
 72,000   PRIMEDIA Inc.*<F1>                 932,350    1,057,536
 42,000   Thomas Nelson, Inc.                537,411      577,500
 29,000   Wallace Computer
            Services, Inc.                 1,035,550    1,004,125
                                         -----------   ----------
                                           2,505,311    2,639,161
          PRODUCER MANUFACTURING -- 5.2%
 36,000   Regal-Beloit Corp.                 274,810    1,143,000
 57,000   Watts Industries, Inc.           1,168,999    1,702,875
                                         -----------   ----------
                                           1,443,809    2,845,875
          RETAIL TRADE -- 7.8%
 41,000   Autozone, Inc.*<F1>                964,140    1,388,875
 66,000   Casey's General
            Stores, Inc.                     233,687    1,056,000
 24,910   Consolidated Stores Corp.*<F1>     650,999    1,069,586
 20,000   Stein Mart, Inc.*<F1>              515,000      712,500
                                         -----------   ----------
                                           2,363,826    4,226,961
          SOFTWARE/SERVICE -- 3.2%
 17,000   Fair, Isaac and Company,
            Incorporated                     522,755      641,750
 34,000   First Data Corporation           1,013,360    1,105,000
                                         -----------   ----------
                                           1,536,115    1,746,750
                                         -----------   ----------
          Total common stocks             37,259,077   51,439,613

REITS -- 1.9% (A) <F2>
 30,000   Imperial Credit
            Commercial Mortgage
            Investment Corp.                 516,618      450,000
 23,600   Security Capital
            Industrial Trust                 497,252      604,750
                                         -----------   ----------
          Total REITS                      1,013,870    1,054,750

WARRANTS -- 0.0% (A)<F2>
  1,098   Security Capital
            Group Inc. Warrants,
            9/18/98*<F1>                       8,647        3,638
                                         -----------   ----------
          Total long-term
            investments                   38,281,594   52,498,001

SHORT-TERM INVESTMENTS -- 3.8% (A)<F2>
          VARIABLE RATE DEMAND NOTES
$2,000,000 General Mills, Inc.             2,000,000    2,000,000
    68,358 Johnson Controls, Inc.             68,358       68,358
                                         -----------   ----------
          Total variable rate
            demand notes                   2,068,358    2,068,358
                                         -----------   ----------
          Total investments              $40,349,952   54,566,359
                                         -----------
                                         -----------

          Liabilities, less cash and
            receivables (0.0%) (A)<F2>                   (17,118)
                                                       ----------
          Net Assets                                  $54,549,241
                                                       ----------
                                                       ----------
          Net Asset Value Per Share
            ($0.01 par value 10,000,000
            shares authorized), offering
            and redemption price
            ($54,549,241 / 2,261,552
            shares outstanding)                            $24.12
                                                        ---------
                                                        ---------

  *<F1>Non-income producing security.
  (a)<F2>Percentages for the various classifications relate to net assets.

The accompanying notes to financial statements are an integral part of this statement.

Fiduciary Capital Growth Fund, Inc.
STATEMENT OF OPERATIONS
For the Period Ending March 31, 1998 (Unaudited)

INCOME:
    Dividends                                                     $205,259
    Interest                                                       105,431
                                                                ----------
        Total income                                               310,690
                                                                ----------
EXPENSES:
    Management fees                                                231,424
    Administrative services                                         20,414
    Professional fees                                               18,524
    Registration fees                                               15,629
    Transfer agent fees                                             10,536
    Printing and postage expense                                    10,393
    Custodian fees                                                   6,236
    Other expenses                                                   2,382
                                                                ----------
        Total expenses                                             315,538
                                                                ---------
NET INVESTMENT LOSS                                                 (4,848)
                                                                ----------
NET REALIZED GAIN ON INVESTMENTS                                 6,043,511
NET DECREASE IN UNREALIZED APPRECIATION ON INVESTMENTS          (2,294,080)
                                                                ----------
NET GAIN ON INVESTMENTS                                          3,749,431
                                                                ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $3,744,583
                                                                ----------
                                                                ----------

STATEMENTS OF CHANGES IN NET ASSETS
For the Period Ending March 31, 1998 (Unaudited) and For the Year Ended September 30, 1997

                                               1998              1997
                                              ------            ------
OPERATIONS:
  Net investment (loss) income             $  (4,848)        $   54,095
  Net realized gain on investments          6,043,511         8,190,081
  Net (decrease) increase in               ----------        ----------
   unrealized appreciation on
   investments                            (2,294,080)         6,869,858
                                           ----------        ----------
     Net increase in net assets
       resulting from operations            3,744,583        15,114,034
                                         ------------       -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  Distributions from net
    investment income ($0.01248
    and $0.1492 per share, respectively)     (24,737)         (309,757)
  Distributions from net realized
    gains ($3.85996 and $2.50232 per
    share, respectively)                  (7,692,320)       (5,193,478)
                                         ------------       -----------
        Total distributions               (7,717,057)       (5,503,235)*<F3>
                                         ------------       -----------
FUND SHARE ACTIVITIES:
  Proceeds from shares issued
    (53,686 and 137,861 shares,
    respectively)                           1,247,199         2,981,658
  Net asset value of shares issued
    in distributions (332,984 and
    270,000 shares, respectively)           7,128,996         5,367,989
  Cost of shares redeemed (110,527
    and 529,154 shares, respectively)     (2,531,989)      (11,117,853)
                                         ------------       -----------
        Net increase (decrease) in
          net assets derived from Fund
          share activities                  5,844,206       (2,768,206)
                                         ------------       -----------
        TOTAL INCREASE                      1,871,732         6,842,593
NET ASSETS AT THE BEGINNING
  OF THE PERIOD                            52,677,509        45,834,916
                                         ------------       -----------
NET ASSETS AT THE END OF THE PERIOD
  (including undistributed net
   investment income of $0 and
   $24,724, respectively)                 $54,549,241       $52,677,509
                                         ------------       -----------
                                         ------------       -----------

*<F3> Total distributions include $2,175,099 of ordinary income, of which 25% is eligible for the corporate dividends received deduction.

  The accompanying notes to financial statements are an integral part of these statements.

Fiduciary Capital Growth Fund, Inc.
FINANCIAL HIGHLIGHTS
(Selected Data for each share of the Fund outstanding throughout each period)

                                  (UNAUDITED)
                                 FOR THE PERIOD
                                     ENDING
                                   MARCH 31,                       YEARS ENDED SEPTEMBER 30,
                                          ---------------------------------------------------------------------------
                                      1998    1997    1996   1995    1994   1993    1992   1991    1990   1989    1988
                                     ------   -----  -----  ------  ------ ------  ------ ------  ------ ------  ------
PER SHARE OPERATING
  PERFORMANCE:
Net asset value,
  beginning of period               $26.53   $21.76 $21.58  $19.52 $20.08  $18.65 $17.55  $14.16 $18.79  $15.19 $21.96
Income from
  investment operations:
  Net investment income               0.00     0.03   0.13    0.11   0.06    0.07   0.10    0.19   0.23    0.14   0.03
  Net realized and unrealized
     gains (losses) on
     investments                      1.46     7.39   2.24    3.87   0.72    3.33   2.39    4.35 (4.66)    3.49 (3.21)
                                    ------   ------ ------  ------ ------  ------ ------  ------ ------  ------ ------
Total from
  investment operations               1.46     7.42   2.37    3.98   0.78    3.40   2.49    4.54 (4.43)    3.63 (3.18)
Less distributions:
  Dividends from net
    investment income               (0.01)   (0.15) (0.12)  (0.04) (0.05)  (0.11) (0.16)  (0.23) (0.20)  (0.03) (0.14)
  Distributions from net
    realized gains                  (3.86)   (2.50) (2.07)  (1.88) (1.29)  (1.86) (1.23)  (0.92)     --      -- (3.45)
                                    ------   ------ ------  ------ ------  ------ ------  ------ ------  ------ ------
Total from distributions            (3.87)   (2.65) (2.19)  (1.92) (1.34)  (1.97) (1.39)  (1.15) (0.20)  (0.03) (3.59)
                                    ------   ------ ------  ------ ------  ------ ------  ------ ------  ------ ------
Net asset value, end of period      $24.12   $26.53 $21.76  $21.58 $19.52  $20.08 $18.65  $17.55 $14.16  $18.79 $15.19
                                    ------   ------ ------  ------ ------  ------ ------  ------ ------  ------ ------
                                    ------   ------ ------  ------ ------  ------ ------  ------ ------  ------ ------
TOTAL INVESTMENT RETURN             7.5%**<F5>38.4% 12.7%   22.7%   4.1%   20.1%  15.3%   34.9%(23.8%)   24.0%(11.1%)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
  period (in 000's $)               54,549  52,678 45,835  42,197 38,871  47,420 38,476  30,684 19,460  40,387 41,606
Ratio of expenses to
  average net assets               1.2%***<F6> 1.2%   1.2%    1.2%   1.2%    1.2%   1.3%    1.5%   1.4%    1.3%   1.3%
Ratio of net investment
  income to average net assets     0.0%***<F6> 0.1%   0.6%    0.5%   0.3%    0.4%   0.6%    1.2%   1.1%    0.8%   0.3%
Portfolio turnover rate              28.4%    60.7%  43.7%   28.6%  20.9%   32.5%  58.9%   62.7%  55.1%   42.2%  43.4%
Average commission rate paid*<F4> $0.0642  $0.0703 $0.0601

  *<F4> Disclosure required for fiscal years beginning after September 1, 1995. **<F5> Not Annualized.
***<F6> Annualized.

  The accompanying notes to financial statements are an integral part of this statement.

Fiduciary Capital Growth Fund, Inc.
NOTES TO FINANCIAL STATEMENTS
March 31, 1997 (Unaudited)

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES --

   The following is a summary of significant accounting policies of the Fiduciary Capital Growth Fund, Inc. (the "Fund"), which is registered under the Investment Company Act of 1940. The Fund was incorporated under the laws of Wisconsin on July 29, 1981. The investment objective of the Fund is to produce long-term capital appreciation principally through investing in common stocks.
 (a) Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. Short-term investments are valued at amortized cost which approximates quoted market value. Investment transactions are recorded no later than the first business day after the trade date.
 (b) Net realized gains and losses on common stock are computed on the basis of the cost of specific certificates.
 (c) Provision has not been made for Federal income taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all net investment company taxable income and net capital gains to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.
 (d) Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.
 (e) The Fund has investments in short-term variable rate demand notes which are unsecured instruments. The Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Fund's policy is to monitor the creditworthiness of the issuer and does not anticipate nonperformance by these counterparties.
 (f) Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified to capital stock.
 (g) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES --

   The Fund has a management agreement with Fiduciary Management, Inc. ("FMI"), with whom certain officers and directors of the Fund are affiliated, to serve as investment adviser and manager. Under the terms of the agreement, the Fund will pay FMI a monthly management fee at the annual rate of 1% of the daily net assets up to and including $30,000,000 and 0.75% of the daily net assets of the Fund in excess of $30,000,000. The Fund has an administrative agreement with FMI to supervise all aspects of the Fund's operations except those performed by FMI pursuant to the management agreement. Under the terms of the agreement, the Fund will pay FMI a monthly administrative fee at the annual rate of 0.1% of the daily net assets up to and including $30,000,000 and 0.05% of the daily net assets of the Fund in excess of $30,000,000.

(3)  DISTRIBUTION TO SHAREHOLDERS --

   Net investment income and net realized gains are distributed to shareholders. On December 29, 1997, the Fund distributed $316,364 from net long-term realized gains ($0.1387 per share). The distribution was paid on December 30, 1997, to shareholders of record on December 26, 1997.

(4)  INVESTMENT TRANSACTIONS --

   For the period ending March 31, 1998, purchases and proceeds of sales of investment securities (excluding short-term investments) were $13,728,926 and $15,892,977, respectively.

(5)  ACCOUNTS PAYABLE AND ACCRUED LIABILITIES --

   As of March 31, 1998, liabilities of the Fund included the following:
      Payable to FMI for management and administrative fees   $40,869
      Other liabilities                                        21,305

(6)  SOURCES OF NET ASSETS --

   As of March 31, 1998, the sources of net assets were as follows:
      Fund shares issued and outstanding
                                                          $34,605,696
      Net unrealized appreciation on investments           14,216,407
      Accumulated net realized gains on investments         5,727,138
                                                          -----------
                                                          $54,549,241
                                                          -----------
                                                          -----------

   Aggregate net unrealized appreciation as of March 31, 1998, consisted of the following:
      Aggregate gross unrealized appreciation             $14,896,517
      Aggregate gross unrealized depreciation               (680,110)
                                                          -----------
          Net unrealized appreciation                     $14,216,407
                                                          -----------
                                                          -----------

                      Fiduciary Capital Growth Fund, Inc.
                             225 East Mason Street
                          Milwaukee, Wisconsin  53202
                                  414-226-4555

                               BOARD OF DIRECTORS
                                 BARRY K. ALLEN
                                GEORGE D. DALTON
                               PATRICK J. ENGLISH
                                 TED D. KELLNER
                                THOMAS W. MOUNT
                                DONALD S. WILSON

                               INVESTMENT ADVISER
                               AND ADMINISTRATOR
                           FIDUCIARY MANAGEMENT, INC.
                             225 East Mason Street
                          Milwaukee, Wisconsin  53202

                           CUSTODIAN, TRANSFER AGENT
                         AND DIVIDEND DISBURSING AGENT
                             FIRSTAR TRUST COMPANY
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202
                          800-811-5311 or 414-765-4124

                            INDEPENDENT ACCOUNTANTS
                              PRICE WATERHOUSE LLP
                           100 East Wisconsin Avenue
                                   Suite 1500
                          Milwaukee, Wisconsin  53202

                                 LEGAL COUNSEL
                                FOLEY & LARDNER
                           777 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of Fiduciary Capital Growth Fund unless accompanied or preceded by the Fund's current prospectus. Past performance is not indicative of future performance. Investment return and principal value of an investment may fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.